EXHIBIT I


                         Consent of Independent Auditors


     We consent to the reference to our firm under the caption "Experts" and to the use of our report dated February 27, 1996, in the Post-Effective Amendment No. 12 on Form SB-2 to the Registration Statement (Form S-1 No. 33-47612) and related Prospectus of BCAm International, Inc.






Melville, New  York
October 21, 1996                                  /s/Ernst & Young LLP